SECURITIES AND ECHANGE COMMISSION

WASHINGTON. D.C.  20549

SCHEDULE 14C INFORMATION

SCHEDULE 14C

(RULE 14C-101)

INFORMATION STATEMENT PURSUANT TO

SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Filed by the Registrant

[X]

Filed by a party other than the Registrant

[   ]

Check the appropriate box:

[     ]

Preliminary Proxy Statement

[ X ]

Definitive Proxy Statement

[     ]

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2))

AEGEAN EARTH AND MARINE CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________________.

(2)	Aggregate number of securities to which transaction applies :_____________________________________.

(3)

Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________________.

(4)	Proposed maximum aggregate value of transaction: ____________________________________________.

(5)	Total fee paid: __________________________________________________________________________.

[ ]	Fee paid previously with preliminary materials: _______________________________________________.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _________________________________________________________________.

(2)	Form, Schedule or Registration Statement No.:________________________________________________.

(3)	Filing Party: ___________________________________________________________________________.

(4)	Date Filed:____________________________________________________________________________.

AEGEAN EARTH AND MARINE CORPORATION

5, ICHOUS STR – GALATSI

111 46 ATHENS, GREECE

__________________

DEFINITIVE INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

__________________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________

INTRODUCTION

This Notice and Information Statement was mailed on or about April 27, 2010 to the shareholders of record, as of March 31, 2010, of Aegean Earth and Marine Corporation, a Cayman Islands exempted company incorporated with limited liability (the “Company”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to inform the shareholders of the Company (the “Shareholders”) that the members of the board of directors of the Company (the “Board of Directors”) executed a written consent dated February 9, 2010 approving amendments to the Company’s Memorandum of Association and Articles of Association (collectively, the “Charter”) to: (i) (a) consolidate the Company’s ordinary shares, par value $0.00064 per share (the “Ordinary Shares”) so that each 5.402 Ordinary Shares becomes 1 Ordinary Share (the “Consolidation”), resulting in such shares having a par value of  $0.00345728 per share, and immediately thereafter (b) an increase in the Company’s authorized Ordinary Shares to 100,000,000 such shares (the “Increase”); (ii) the change of its name to Hellenic Solutions Corporation  (the “Name Change” and with the Consolidation and the Increase, the “Amendments”) and (iii) calling an extraordinary general meeting of the holders of ordinary and preference shares of the Company (the “Meeting”) on the close of business on May 13, 2010 to consider and vote upon the foregoing proposals (the “Proposals”).

Shareholders representing greater than the two thirds majority required under the laws of the Cayman Islands have orally indicated to the Company that they intend to vote “FOR” the Proposals.  This notice and the information statement (the “Information Statement”) attached hereto shall be considered the notice required under the corporate law of the Cayman Islands.  Accordingly, your approval is not required and is not being sought.

Please read this Information Statement carefully. It describes the essential terms of, and contains certain information concerning, the Amendments. The Amendments to the Charter in substantially the form in which they will be filed are appended to this Information Statement as Annex A. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at 5, Ichous Str., Galatsi, 111 46 Athens, Greece. The Company's telephone number is +30-223-4533

.

AEGEAN EARTH AND MARINE CORPORATION

5, ICHOUS STR. - GALATSI

111 46 ATHENS, GREECE

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

__________________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________

DEFINITIVE INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

__________________

To our Shareholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to an extraordinary general meeting of the holders of ordinary and preference shares of the Aegean Earth and Marine Corporation, a Cayman Islands exempted company incorporated with limited liability (the “Company”) concerning the Amendments to the Company’s Memorandum of Association and Articles of Association (collectively, the “Charter”), to be effectuated promptly after such meeting (the “Meeting”).  The Amendments to the Charter in substantially the form in which they will be filed are appended to this Information Statement as Annex A]:

This Information Statement is being furnished to the holders of outstanding ordinary shares (the “Ordinary Shares”), par value $0.00064 per share, of Aegean Earth and Marine Corporation, a Cayman Islands exempted company incorporated with limited liability (the “Company”) as of March 31, 2010

1.

THAT an amendment to the Charter be effected to consolidate the issued and outstanding Ordinary Shares so that, with the exception of any Ordinary Shares sold or to be sold in the Offering, each  5.402 Ordinary Shares becomes 1 Ordinary Share (the “Consolidation”), resulting in such shares having a par value of  $0.00345728 per share, and immediately thereafter (b) an increase in the Company’s authorized Ordinary Shares to 100,000,000 such shares (the “Increase”); and

2.

THAT an amendment to the Charter be effected in order to change the name of the Company to Hellenic Solutions Corporation (the “Name Change,” and with the Consolidation and the Increase, the “Amendments”).

The Board of Directors has fixed the close of business on March 31, 2010, as the Record Date for determining the Shareholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Ordinary Shares held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The above actions will become effective 20 days following the mailing to the Shareholders of the Definitive Information Statement, or as soon thereafter as is practicable.

The cost of this Information Statement will be borne by the Company.

This Information Statement is first being sent to shareholders on or about April 27, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

DISSENTER'S RIGHTS

Under the Cayman Islands Company Act of 2009, holders of the Company’s Ordinary Shares (the “Shareholders”) are not entitled to dissenters’ rights with respect to any aspect of the Amendments, and the Company will not independently provide Shareholders with any such right.

INTERESTS OF CERTAIN PERSONS IN THE AMENDMENTS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposals to effectuate the Amendments and take all related actions which is not shared by all other holders of the Ordinary Shares. See “Security Ownership of Certain Beneficial Owners and Management.”

RECORD DATE

The Company’s Board of Directors on February 9, 2010 adopted, by unanimous written consent, resolutions (i) recommending the Amendments to the Charter to effect the changes listed above, and (ii) calling an extraordinary general meeting of the holders of ordinary and preference shares of the Company as of the close of business on March 31, 2010 (the “Record Date”).

Pursuant to the laws of the Cayman Islands, approval of the foregoing resolutions requires the approval by two thirds of the shareholders who vote at a general meeting.  Further, pursuant to the laws of the Cayman Islands, shareholders of record as of the meeting date are entitled to vote at the meeting. The Company’s Board of Directors has scheduled a general meeting, but is not soliciting proxies in connection with the meeting since Shareholders holding approximately 91% of the issued and outstanding Ordinary Shares (including the B Shares, as such term is defined immediately below) have orally indicated to the Company that they intend to vote for the above Amendments to the Charter.  Accordingly, the Company is not soliciting proxies in connection with the meeting and is providing this Information Statement for information purposes only.

VOTING SECURITIES

The voting securities of the Company are its (i) Ordinary Shares, 24,315,035 of which were issued and outstanding as of the Record Date, and (ii) Class B Preference Shares (the “B Shares”), 1,623,333 of which were issued and outstanding as of the Record Date.  The B Shares will, subsequent to the effectuation of the Amendments, be convertible into ten (10) Ordinary Shares for every one (1) such share; such B Shares presently vote with the Ordinary Shares on an “as converted” basis.  All outstanding Ordinary Shares are entitled to one vote on each matter submitted for voting by the shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information taking into account the transactions discussed above regarding the beneficial ownership of the Ordinary Shares by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the Ordinary Shares; (ii) each of the Company’s directors and “named executive officers,” and (iii) all of the Company’s executive officers and directors as a group.  As of the date hereof (including the voting power of the 1,623,333 B Shares, being equal to the voting power of 16,233,330 Ordinary Shares) there were effectively an aggregate of 21,133,460 Ordinary Shares issued and outstanding.

Name and address of Beneficial Owner	Number of Shares	Percent of Shares (1)
Directors and Named Executive Officers (2):

Stavros Mezasos (3)	12,499,670	59.1%

Dimitrios Vassilikos (4)	300,000	1.4%

Joseph Clancy (5)	130,853	*

Rizos P. Krikis	0	- - -

Kostas Moschopoulos (6)	974,000	4.6%

All directors and named executive officers as a group (5 persons)	13,904,523	65.8%

5% or Greater Beneficial Owners
Stavros Mezasos (3)	12,499,670	59.1%

Haris Mezasos (7)	2,922,000	13.8%

Kostas Mezasos (8)	2,922,000	13.8%

Access America Fund, L.P. (9) 1800 West Loop South Houston, TX 77027	4,785,904	22.6%

* Less than one percent (1%).

(1)

Beneficial ownership is calculated based on the 21,133,460 Ordinary Shares outstanding as of the date hereof, together with securities exercisable or convertible into Ordinary Shares within sixty (60) days of the date hereof for each stockholder.  Beneficial ownership is determined in accordance with Rule 13d-3 of the SEC. The number of Ordinary Shares beneficially owned by a person includes Ordinary Shares issuable upon conversion of securities and subject to options or warrants held by that person that are currently convertible or exercisable or convertible or exercisable within sixty (60) days of the date hereof.  The Ordinary Shares issuable pursuant to those convertible securities, options or warrants are deemed outstanding for computing the percentage ownership of the person holding such convertible securities, options or warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)

Unless otherwise specified, the address for the directors and named executive officers is c/o Temhka, S.A. at c/o The Mezasos Group of Companies, 5 HXOUS Street, Athens, Greece 11146.

(3)

Stavros Mezasos was issued 6,655,670 Ordinary Shares as consideration for his Target Shares (as defined under “Proposal No. 1: Amendment No. 1 to the Charter - - - Reason for Amendments; the Acquisition” below).  Such number of shares also includes 5,844,000 shares owned in the aggregate by Haris Mezasos and Kostas Mezasos, the two sons of Mr. Mezasos.  Accordingly, Mr. Mezasos may be deemed to beneficially own such additional 5,844,000 shares.  Mr. Mezasos, however, disclaims beneficial ownership of such Ordinary Shares.

(4)

Mr. Vassilikos was issued such 300,000 Ordinary Shares in connection with his service as an advisor to the Company.

(5)

Includes 100,000 Ordinary Shares issued to such person in connection with his providing advisory services to the Company.

(6)

Mr. Moschopoulos was issued the Ordinary Shares as consideration for his Target Shares.

(7)

Haris Mezasos was issued the Ordinary Shares as consideration for his Target Shares.

(8)

Kostas Mezasos was issued the Ordinary Shares as consideration for his Target Shares.

(9)

This figure consists of (i) 2,817,245 Ordinary Shares held by Access America Fund, L.P. (“AAF”) and (ii) the 1,834,966 Ordinary Shares issuable upon exercise of certain warrants held by AAF.

PROPOSAL NO. 1

AMENDMENT NO. 1 TO THE CHARTER

Holders of 91% of the outstanding Ordinary Shares, including the voting power of the holders of the B Shares, have indicated to the Company that they intend to vote in favor of the Consolidation and the Increase forming a part of the Amendments to the Charter.  Accordingly, the Company is not seeking proxies from the Shareholders and is providing this notice for information purposes only.

Reason for Amendments; the Acquisition

The proposed Consolidation and Increase are necessary in order for the Company to have a sufficient number of Ordinary Shares authorized and issuable to the holders of the B Shares issued in the Acquisition described below.  The Consolidation will reduce the number of issued and outstanding Ordinary Shares by a factor of 5.402 and increase the par value per share from $0.00064 to $0.00345728 per share, whereas the Increase will raise the number of the Company’s authorized Ordinary Shares from 78,125,000 to 100,000,000.  Neither the Consolidation nor the Amendment will affect any of the Company’s authorized 20,000,000 preference shares, $0.00064 par value per share (the “Preference Shares”).

On February 9, 2010 (the “Closing Date”), the Company entered into an Acquisition Agreement (the “Acquisition Agreement”) with Temhka S.A., a company organized under the laws of Greece (“Target”) and all the shareholders of Target (each a “Seller” and collectively the “Sellers”), pursuant to which the Company acquired (the “Acquisition”) all the issued and outstanding capital stock of Target (the “Target Shares”) from the Sellers solely in exchange for 1,623,333 B Shares.  Each such B Share converts (the “Conversion”) automatically upon the later to occur of the effective date of (i) the Consolidation or (ii) the Increase, into ten (10) Ordinary Shares, par value $0.00345728 per share (the “Conversion Shares”).  As a result of the Acquisition, the Target became a wholly owned subsidiary of the Company.

Subsequent to the Closing Date, and assuming the Consolidation, the Amendment and the Conversion, the number of issued and outstanding Ordinary Shares of the Company is 18,133,330, consisting of (i) the 16,233,330 Ordinary Shares held by the Sellers and (ii) 1,900,130 Ordinary Shares held by the shareholders of the Company prior to the Acquisition.  The Company recently issued 3,000,000 Ordinary Shares in a private offering thereof (the “Offering”), for an aggregate number of Ordinary Shares issued and outstanding on the date hereof of 21,133,460 such shares.

The Acquisition resulted in a change in control of the Company.

Purpose of the Consolidation

In addition to the requirement to amend the Charter to effectuate the Consolidation and Increase in order for the Company to have a sufficient number of Ordinary Shares authorized and issuable upon the Conversion to the holders of the B Shares issued in the Acquisition, the Board of Directors approved the Proposal authorizing the Consolidation because it believes that:

1.

A higher share price may help generate investor interest in the Company;

2.

This action may attract additional investment in the Company; and

3.

This action is the next logical step in the process of restructuring the Company to align its outstanding Ordinary Shares with its existing financial condition and operations to provide an opportunity for potential realization of shareholder value, which is currently subject to the dilutive effects of the Company’s capital structure.

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THERE ARE RISKS ASSOCIATED WITH THE CONSOLIDATION, INCLUDING THAT THE CONSOLIDATION MAY NOT RESULT IN THE QUOTATION OF A PER SHARE PRICE OF THE ORDINARY SHARES AND, IN THE EVENT SUCH PRICES BECOME QUOTED, THAT ANY INCREASE IN THE PER SHARE PRICE OF THE ORDINARY SHARES WILL NOT BE SUSTAINED.

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Potential Increased Investor Interest

The Ordinary Shares are eligible for quotation on the Over-the-Counter Bulletin Board under the symbol “AEGZF.”  To date, trading in the Ordinary Shares has been extremely limited and no prices are quoted.  In approving the proposal authorizing the Consolidation, the Board of Directors considered that the Ordinary Shares may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. The Board of Directors believes that Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.  The Board of Directors also believes that the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that many investment funds are reluctant to invest in lower priced stocks.

There can be no assurance that the Consolidation will establish a market price for the Ordinary Shares or that any such market price, if established, will increase. The Board of Directors believes that the history of similar consolidations/reverse stock split transactions for companies in like circumstances is varied. There can be no assurance that:

1.

The market price per share of the Ordinary Shares after the Consolidation will rise in proportion to the reduction in the number of Ordinary Shares outstanding before the Consolidation; and

2.

The Consolidation will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The Board if Directors believes that market price of the Ordinary Shares will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Consolidation is effected and the market price of the Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Consolidation. Furthermore, the liquidity of the Ordinary Shares could be adversely affected by the reduced number of such shares that would be outstanding after the Consolidation.

Principal Effects of the Consolidation and Increase

When the Board of Directors decides to implement the Consolidation and Increase, the Company will amend the existing provision of its Charter relating to its authorized capital to reflect the following effects of the Consolidation and Increase:

Upon the date of effectiveness (the “Effective Date”) of the Consolidation, each 5.402 Ordinary Shares issued and outstanding as of the date and time immediately preceding the Effective Date, shall be automatically changed and reclassified, as of the Effective Date and without further action, into one (1) fully paid and non-assessable Ordinary

Share. There shall be no fractional shares issued. A holder of record of Ordinary Shares on the Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new Ordinary Shares to which they are entitled rounded up to the nearest whole number of such shares.

The Consolidation will be effected simultaneously for the Ordinary Shares and the exchange ratio of 5.402 for 1 will be the same for all Ordinary Shares, other than the Ordinary Shares sold in the Offering.  Other than with respect to the Ordinary Shares sold in the Offering, the Consolidation will affect all of the Shareholders uniformly and will not affect any Shareholder's percentage ownership interests in the Company, except to the extent that the Consolidation results in any of the Shareholders receiving an additional fractional shares as a result of the rounding up of any otherwise fractional share. Ordinary Shares issued pursuant to the Consolidation will remain fully paid and non assessable. The Consolidation will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act of 1934.

After effectuation of the Consolidation and Increase, the Company will have 78,866,540 authorized but unissued Ordinary Shares. These additional Ordinary Shares would be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions and sales of Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares. The Company currently has no present intention, plan, arrangement or agreement, written or oral, to issue Ordinary Shares for any purpose, except for the issuance of Ordinary Shares upon (i) the exercise of outstanding options or warrants to purchase Ordinary Shares, (ii) any additional closings of the Offering, (iii) the exercise of warrants issued or issuable, as the case may be, in the Offering and (iv) upon the Conversion of the B Shares. Although the Company has no present intention to issue Ordinary Shares, except as noted above, the Company may in the future raise funds through the issuance of Ordinary Shares when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time. The Board of Directors believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional Ordinary Shares, the ownership interests of present Shareholders may be diluted.

Procedure for Effecting Consolidation and Exchange of Share Certificates

The Company will have the Amendments filed and the amended Charter registered in the Cayman Islands at such time as the Board of Directors has determined the appropriate Effective Date. The Board of Directors may delay effecting the Consolidation without resoliciting shareholder approval. The Consolidation will become effective on the Effective Date. Beginning on the Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the Effective Date, the Company will file a current report of Form 8-K with the Commission disclosing that the Consolidation has been effected.

SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S)

AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

For further information on the Acquisition and related matters, please refer to the Current Report on Form 8-K filed by the Company with the Commission at www.sec.gov on February 17, 2010.

Description of Securities

As of the date hereof, and prior to the effective date of the Consolidation and immediately thereafter the Amendment, the authorized share capital of the Company consists of (i) 78,125,000 Ordinary Shares, par value $0.00064 per share, and (ii) 20,000,000 Preference Shares, of which (a) 5,000,000 are designated Class A Preference Shares (the “A Shares”) and (b) 2,000,000 are designated Class B Preference Shares, of which (x) 4,900,130 Ordinary Shares, par value $0.00064 per share, consisting of the 3,000,000 Ordinary Shares sold in the Offering and the 1,900,130 Ordinary Shares held by Shareholders prior to the Acquisition, (y) no A Shares  and (z) 1,623,333 B Shares are issued and outstanding.

Following the effective date of the Consolidation and immediately thereafter the Amendment, and following the Conversion of the B Shares into Ordinary Shares, the authorized capital of the Company will consist of (i) 100,000,000 Ordinary Shares, par value $0.00345728 per share, and (ii) 20,000,000 Preference Shares, of which (a) 5,000,000 shall be designated Class A Preference Shares and (b) 2,000,000 shall be designated Class B Preference Shares.  Of such authorized share capital, there will be issued and outstanding 21,133,460 Ordinary Shares, par value $0.00345728 per share, consisting of: (i) 16,233,330 Ordinary Shares held by the Sellers who received 1,623,333 B Shares in the Acquisition (which 1,623,333 B Shares will be converted on a 10 for 1 basis into the 16,233,330 Ordinary Shares), (ii) 1,900,130 Ordinary Shares held by Shareholders prior to the Acquisition, and (iii) the 3,000,000 Ordinary Shares sold in the Offering.

Ordinary Shares

Holders of Ordinary Shares are entitled to one (1) vote for each Ordinary Share held at all meetings of shareholders (and written actions in lieu of meetings). Dividends may be declared and paid on the Ordinary Shares from funds lawfully available therefore as, if and when determined by the Board of Directors and subject to any preferential rights of any then outstanding Preference Shares.  The Company does not intend to pay cash dividends on its Ordinary Shares. Upon the voluntary or involuntary liquidation, sale, merger, consolidation, dissolution or winding up of the Company, holders of Ordinary Shares will be entitled to receive all of the Company’s assets available for distribution to shareholders, subject to any preferential rights of any then outstanding Preference Shares.  The Ordinary Shares are not redeemable.

Preference Shares

The Board of directors is authorized to issue, from time to time, subject to any limitation prescribed by law, without further shareholder approval, up to 20,000,000 blank check Preference Shares in one or more classes. Preference Shares will have such designations, preferences, voting powers, qualifications and special or relative rights or privileges as determined by the Board of Directors, which may include, among others, dividend rights, voting rights, redemption and sinking fund provisions, liquidation preferences, conversion rights and preemptive rights.  Promptly after the Closing, the Consolidation and the Conversion, there will be (i) 4,900,130 Ordinary Shares, some of which were issued upon conversion of the theretofore outstanding A Shares, and (ii) 16,233,330 Ordinary Shares held by individuals who were originally issued the B Shares in the Acquisition.  Consequently, the Company will thereafter have no more Class A Preference Shares or Class B Preference Shares issued and outstanding.  These figures exclude the 3,000,000 Ordinary Shares underlying warrants issued to the purchaser in the Offering.

PROPOSAL  NO. 2

AMENDMENT NO. 2 TO THE CHARTER

Holders of 91% of the outstanding Ordinary Shares, including the voting power of the holders of the B Shares, have orally indicated to the Company that they intend to vote in favor of the Name Change forming a part of Amendments to the Charter.  Accordingly, the Company is not seeking proxies from the Shareholders and is providing this notice for information purposes only.

Reason for the Amendments; the Name Change

The primary purpose of the name change from Aegean Earth and Marine Corporation to Hellenic Solutions Corporation is to better represent the Company’s business subsequent to the Closing (as defined under “Proposal No. 1: Amendment No. 1 to the Charter - - - Reason for Amendments; the Acquisition” above).

Certificates for the Company’s Ordinary Shares that recite the name “Aegean Earth and Marine Corporation” will continue to represent shares in the Company after the effective date of the amendment.

The forgoing Amendments to the Charter will be effective upon filing of the Amendments thereto  in the Cayman Islands, which is expected to occur as soon as reasonably practical after the Meeting, which is expected to occur twenty (20) calendar days after the mailing hereof.

Holders of 91% of the outstanding Ordinary Shares, including the voting power of the holders of the B Shares, have indicated to the Company that they intend to vote in favor of the Amendments to the Charter.  Accordingly, the Company is not seeking your proxy and you are requested not to send a proxy. This Information Statement is intended to provide the Shareholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next annual general meeting of Shareholders will be held. Any proposal by a Shareholder intended to be presented at the Company's next annual general meeting of Shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Shareholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on May 13, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Stavros Ch. Mesazos
Stavros Ch. Mesazos, Director

April 27, 2010